DELEK LOGISTICS PARTNERS, LP
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of May 20, 2014, by and among DELEK LOGISTICS PARTNERS, LP, a Delaware limited partnership (the “MLP”), DELEK LOGISTICS OPERATING, LLC, a Delaware limited liability company (“Delek Operating”), DELEK MARKETING GP, LLC, a Delaware limited liability company (“Delek Marketing GP”), DELEK MARKETING & SUPPLY, LP, a Delaware limited partnership (“Delek Marketing”), DELEK CRUDE LOGISTICS, LLC, a Texas limited liability company (“Delek Crude”), DELEK MARKETING-BIG SANDY, LLC, a Texas limited liability company (“Delek Big Sandy”), MAGNOLIA PIPELINE COMPANY, LLC, a Delaware limited liability company (“Magnolia”), EL DORADO PIPELINE COMPANY, LLC, a Delaware limited liability company (“El Dorado”), SALA GATHERING SYSTEMS, LLC, a Texas limited liability company (“SALA Gathering”), and PALINE PIPELINE COMPANY, LLC, a Texas limited liability company (“Paline”) (the MLP, Delek Operating, Delek Marketing GP, Delek Marketing, Delek Crude, Delek Big Sandy, Magnolia, El Dorado, SALA Gathering, and Paline are each individually referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers”), the Lenders and L/C Issuers party hereto, and FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent.
RECITALS:
A.    The Borrowers, the Lenders and L/C Issuers party thereto, the Administrative Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Co-Syndication Agents, and COMPASS BANK, BARCLAYS BANK PLC, PNC BANK, NATIONAL ASSOCIATION and RBS CITIZENS, N.A., as Co-Documentation Agents, are party to an Amended and Restated Credit Agreement dated as of July 9, 2013 (as such agreement may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”).
B.    The Borrowers have requested that the Administrative Agent, the Lenders, and the L/C Issuers amend the Credit Agreement to permit the Borrowers to obtain certain insurance required under the Credit Agreement through a captive insurance entity that is a Subsidiary of Holdings and to make certain other amendments to the Credit Agreement.
C.    The Administrative Agent, the Lenders, and the L/C Issuers have agreed to amend the Credit Agreement under the terms and conditions set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Incorporation of Recitals; Defined Terms. The Borrowers acknowledge that the Recitals set forth above are true and correct. This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement. Without limiting the foregoing, “First Amendment Effective Date” means May 20, 2014.
Section 2.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is amended to add thereto the following definition of “Captive Insurance Subsidiary” in appropriate alphabetical order:
“Captive Insurance Subsidiary” means a Subsidiary of Holdings organized in a state of the United States and established for the sole purpose of insuring the business and properties owned by Holdings and its Subsidiaries, which, for purposes of this definition, shall include the MLP and its Subsidiaries, and that is subject to regulation as an insurance company.
(b)    Section 6.3(a) of the Credit Agreement shall be amended to add to such Section at the end of such Section the following sentence:
Notwithstanding anything to the contrary herein, the Borrowers and their Subsidiaries may obtain through a Captive Insurance Subsidiary all or any insurance required under this Section 6.3(a) or under the Collateral Documents to the extent (x) such insurance obtained through a Captive Insurance Subsidiary is reinsured by one or more responsible and reputable insurance companies, associations, or associates, or the federal government, (y) any reinsurance agreements between such Captive Insurance Subsidiary and such reinsurance companies, associations, or associates described in the foregoing clause (x) shall provide for direct access to such reinsurers through a direct access cut-through endorsement for all named insureds, loss payees and mortgagees, and (z) such arrangements are otherwise acceptable to the Administrative Agent in its reasonable discretion.
(c)    Section 10.10 of the Credit Agreement shall be amended to add to such Section at the end of such Section the following sentence:

Further, not withstanding anything to the contrary herein, the Administrative Agent shall be permitted to amend or otherwise modify the Israeli Banks Intercreditor Agreement or the Wells Fargo Intercreditor Agreement (or enter into new intercreditor agreements with respect to Liens that are otherwise permitted under this Agreement and are on terms and subject to conditions substantially similar to the Israeli Banks Intercreditor Agreement or the Wells Fargo Intercreditor Agreement) without further action by any other party to any Loan Document if such amendment or other modification (or new intercreditor agreement) is not adverse to the interests of the Lenders thereunder or hereunder and the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.
Section 3.    Conditions Precedent. This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 3 to the satisfaction of Administrative Agent:
(a)    The Administrative Agent shall have received this Amendment executed and delivered by each of the Borrowers and the Required Lenders.
(b)    The representations and warranties contained herein shall be true and correct in all material respects as of the date hereof and no Default or Event of Default shall exist as of the First Amendment Effective Date.
Section 4.    Confirmation. The Lenders party hereto consent to (i) an amendment to the Wells Fargo Intercreditor Agreement substantially in the form of Exhibit A attached to this Amendment and (ii) an amendment to the Israeli Banks Intercreditor Agreement substantially in the form of Exhibit B attached to this Amendment.
Section 5.    Acknowledgement of Liens. Each Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has a valid, enforceable and perfected first‑priority lien upon and security interest in (subject only to Permitted Liens) the Collateral granted to Administrative Agent pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Amendment.

Section 6.    Representations and Warranties of Borrowers. To induce the Administrative Agent, the Lenders and L/C Issuers to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders and L/C Issuers that, as of the First Amendment Effective Date: (a) after giving effect to this Amendment, no representation or warranty of such Borrower in any Loan Document, including this Amendment, shall be untrue or incorrect in any material respect as of the First Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (b) no Default or Event of Default exists, or would result herefrom, and (c) such Borrower has the power and authority to execute, deliver, and perform this Amendment and has taken all necessary action to authorize their execution, delivery, and performance of this Amendment.
Section 7.    Miscellaneous.
(a)    Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders, and L/C Issuers, and their respective successors and assigns. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Borrowers, the Administrative Agent, the Lenders, and L/C Issuers with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.
(b)    Entire Amendment. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically waived and amended hereby, (a) this Amendment shall not result in the waiver of any right, power, or remedy under the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are ratified and confirmed by the parties hereto and shall stand and remain unchanged and in full force and effect.
(c)    Fees and Expenses. The Borrowers agree to pay on demand all reasonable fees, costs and out‑of‑pocket expenses (including attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, execution, and delivery of this Amendment and the other documents being executed and delivered in connection herewith and the transactions contemplated hereby.
(d)    Headings. Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e)    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(f)    Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.
(g)    Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
(h)    Incorporation of Credit Agreement. The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.
“BORROWERS”
DELEK LOGISTICS PARTNERS, LP, a Delaware limited partnership
By: Delek Logistics GP, LLC, a Delaware limited liabilitiy company
By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President and
Chief Financial Officer
By: /s/ Andrew L. Schwarcz
Name: Andrew L. Schwarcz
Title: Executive Vice President,
General Counsel and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

DELEK LOGISTICS OPERATING, LLC, a Delaware limited liability company

DELEK MARKETING GP, LLC, a Delaware limited liability company

DELEK CRUDE LOGISTICS, LLC, a Texas limited liability company

DELEK MARKETING-BIG SANDY, LLC, a Texas limited liability company

MAGNOLIA PIPELINE COMPANY, LLC, a Delaware limited liability company

EL DORADO PIPELINE COMPANY, LLC, a Delaware limited liability company

SALA GATHERING SYSTEMS, LLC, a Texas limited liability company

PALINE PIPELINE COMPANY, LLC, a Texas limited liability company
By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President and
Chief Financial Officer
By: /s/ Andrew L. Schwarcz
Name: Andrew L. Schwarcz
Title: Executive Vice President,
General Counsel and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

DELEK MARKETING & SUPPLY LP, a Delaware limited partnership
By: Delek Marketing GP, LLC, a Delaware limited liability company
By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President and
Chief Financial Officer
By: /s/ Andrew L. Schwarcz
Name: Andrew L. Schwarcz
Title: Executive Vice President,
General Counsel and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

“LENDERS”
FIFTH THIRD BANK, an Ohio banking corporation, as a Lender, as an L/C Issuer, and as Administrative Agent
By: /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Vice President

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BARCLAYS BANK PLC, as a Lender
By: /s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

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CITIZENS BANK OF PENNSYLVANIA, as a Lender
By: /s/ Debra L. McAllonis
Name: Debra L. McAllonis
Title: Senior Vice President

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COMPASS BANK, as a Lender
By: /s/ Charles R. Herndon
Name: Charles R. Herndon
Title: Executive Vice President

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FIRST GUARANTY BANK, as a Lender
By: /s/ Alton B. Lewis
Name: Alton B. Lewis
Title: President & CEO

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Sharon Shipley
Name: Sharon Shipley
Title: Vice President

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HSBC BANK USA, N.A., as a Lender
By: /s/ Jay Fort
Name: Jay Fort
Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ John Thurman
Name: John Thurman
Title: Senior Vice President

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RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

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ROYAL BANK OF CANADA, as a Lender
By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

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US BANK, N.A., as a Lender
By: /s/ Cort Fontenot
Name: Cort Fontenot
Title: Vice President

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WELLS FARGO BANK, N.A., as a Lender
By: /s/ William Aldridge
Name: William Aldridge
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender
By: /s/ Thomas C. Kilcrease
Name: Thomas C. Kilcrease
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT A
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT
This First Amendment to Intercreditor Agreement (herein, the “Amendment”) is entered into as of __________ __, 2014, by and between WELLS FARGO BANK NATIONAL ASSOCIATION (as successor-in-interest to Wells Fargo Capital Finance, LLC), acting in its capacity as “Administrative Agent” (in such capacity, together with any permitted successors and assigns, the “Refining Facility Agent”) for the benefit and on behalf of the Refining Lenders, and FIFTH THIRD BANK, an Ohio banking corporation, acting in its capacity as “Administrative Agent” (in such capacity, together with any permitted successors and assigns, the “Logistics Facility Agent”) for the benefit and on behalf of the Logistics Lenders.
PRELIMINARY STATEMENTS
A.    Logistics and the other Logistics Debtors have entered into the Logistics Loan Documents, pursuant to which the Logistics Lenders have agreed to extend certain financing to Logistics on the terms and conditions set forth therein.
B.    Refining and the other Refining Debtors have entered into the Refining Loan Documents, pursuant to which the Refining Lenders have agreed to extend certain financing to Refining on the terms and conditions set forth therein.
C.    The Refining Facility Agent and the Logistics Facility Agent entered into a certain Intercreditor Agreement, dated as of November 7, 2012 (as amended, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”).
D.    Subsequently, Refining, as seller, and Marketing and Supply, as buyer, entered into a certain Asset and Purchase Agreement (Tyler Terminal and Tankage), dated as of July 26, 2013 (as amended, supplemented, or otherwise modified from time to time, the “APA”), pursuant to which Marketing & Supply agreed to purchase certain assets from Refining.
E.    In connection with the asset transfer from Refining to Marketing & Supply pursuant to the APA, the Logistics Lenders and the Refining Lenders have agreed to execute this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENT.

Subject to the satisfaction of the condition precedent set forth in Section 2 below, the Intercreditor Agreement shall be and hereby is amended to read as follows:
Section 1.1.    Section 1 of the Intercreditor Agreement is amended by adding the following new definitions in the appropriate alphabetical order:
“APA” means the Asset and Purchase Agreement (Tyler Terminal and Tankage), dated as of July 26, 2013 (as amended, supplemented, or otherwise modified from time to time), pursuant to which Marketing & Supply agreed to purchase certain assets associated with the Tyler Refinery from Refining.
“Tyler Refinery” means the refinery near Tyler, Texas owned by Refining and certain tanks, terminal and logistics and other assets related to such refinery.
“Transferred Assets” has the meaning assigned to such term in the APA.
“Excluded Assets” has the meaning assigned to such term in the APA.
Section 1.2.    The following definitions in Section 1 of the Intercreditor Agreement are hereby amended and restated in their entirety to read as follows:
“Logistics Facility Collateral” means the Pipeline and Transportation Systems and the collateral described on Exhibit A hereto, including, but not limited to, the Transferred Assets but excluding the Excluded Assets.
“Refining Facility Collateral” means the collateral described on Exhibit B hereto, including, but not limited to, the Excluded Assets but excluding the Transferred Assets.

SECTION 2.	CONDITION PRECEDENT.
The effectiveness of this Amendment is subject to the execution and delivery of the Amendment by the Refining Facility Agent and the Logistics Facility Agent.

SECTION 3.	MISCELLANEOUS.

3.1.    The Refining Facility Agent and the Logistics Facility Agent acknowledge that the Preliminary Statements set forth above are true and correct, and the Preliminary Statements shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Preliminary Statements, has the meaning assigned to it in the Intercreditor Agreement.
3.2.    Except as specifically amended herein, the Intercreditor Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Intercreditor Agreement, or any other document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Intercreditor Agreement, any reference in any of such items to the Intercreditor Agreement being sufficient to refer to the Intercreditor Agreement as amended hereby.
3.3.    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
3.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Either of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to conflicts of law principles.
[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Intercreditor Agreement is entered into as of the date and year first above written.
WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor-in-interest to Wells Fargo Capital Finance, LLC), as Administrative Agent for the Refining Lenders
By
Name
Title
FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent for the Logistics Lenders
By
Name
Title

.

[SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

EXHIBIT B
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT
This First Amendment to Intercreditor Agreement (herein, the “Amendment”) is entered into as of _________ __, 2014, by and between BANK HAPOALIM B.M. (as successor Collateral Agent to BANK LEUMI USA) acting in its capacity as “Collateral Agent” (in such capacity, together with any permitted successors and assigns, the “Lion Oil First Lien Agent”) for the benefit and on behalf of the Lion Oil First Lien Lenders, and FIFTH THIRD BANK, an Ohio banking corporation, acting in its capacity as “Administrative Agent” (in such capacity, together with any permitted successors and assigns, the “Logistics Facility Agent”) for the benefit and on behalf of the Logistics Lenders.
PRELIMINARY STATEMENTS
A.    Logistics and the other Logistics Debtors have entered into the Logistics Loan Documents, pursuant to which the Logistics Lenders have agreed to extend certain financing to Logistics on the terms and conditions set forth therein.
B.    Lion Oil and the other Lion Oil Debtors have entered into the Lion Oil Loan Documents, pursuant to which the Lion Oil Lenders have extended certain loans to Lion Oil and Holdings on the terms and conditions set forth therein.
C.    The Lion Oil First Lien Agent and the Logistics Facility Agent entered into a certain Intercreditor Agreement, dated as of November 7, 2012 (as amended, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”).
D.    Subsequently, the Lion Oil Second Lien Obligations were satisfied in full and all security interests and liens granted pursuant to the Lion Oil Second Lien Loan Documents were released.
E.    Subsequently, Lion Oil, as seller, and Delek Logistics Operating, LLC, a Delaware limited liability company (“Delek Operating”), as buyer, entered into a certain Asset and Purchase Agreement (El Dorado Terminal and Tankage), dated as of February 10, 2014 (as amended, supplemented, or otherwise modified from time to time, the “APA”), pursuant to which Delek Operating agreed to purchase certain assets from Lion Oil.

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F.    In connection with the asset transfer from Lion Oil to Delek Operating pursuant to the APA, the Logistics Lenders and the Lion Oil First Lien Lenders have agreed to execute this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENT.
Subject to the satisfaction of the condition precedent set forth in Section 2 below, the Intercreditor Agreement shall be and hereby is amended to read as follows:
Section 1.1.    Section 1 of the Intercreditor Agreement is amended by adding the following new definitions in the appropriate alphabetical order:
“APA” means the Asset and Purchase Agreement (El Dorado Terminal and Tankage), dated as of February 10, 2014 (as amended, supplemented, or otherwise modified from time to time), pursuant to which Delek Logistics Operating, LLC, a Delaware limited liability company, agreed to purchase certain assets associated with the El Dorado Refinery from Lion Oil.
“El Dorado Refinery” means the refinery near El Dorado, Arkansas owned by Lion Oil and certain tanks, terminal and logistics and other assets related to such refinery.
“Transferred Assets” has the meaning assigned to such term in the APA.
“Excluded Assets” has the meaning assigned to such term in the APA.
Section 1.2.    The following definitions in Section 1 of the Intercreditor Agreement are hereby amended and restated in their entirety to read as follows:
“Logistics Facility Collateral” means the Pipeline and Transportation Systems and the collateral described on Exhibit A hereto, including, but not limited to, the Transferred Assets but excluding the Excluded Assets.

“Lion Oil Collateral” means the collateral described on Exhibit B hereto, including, but not limited to, the Excluded Assets but excluding the Transferred Assets.

SECTION 2.	CONDITION PRECEDENT.
The effectiveness of this Amendment is subject to the execution and delivery of the Amendment by the Lion Oil First Lien Agent and the Logistics Facility Agent.

SECTION 3.	MISCELLANEOUS.
3.1.    The Lion Oil First Lien Agent and the Logistics Facility Agent acknowledge that the Preliminary Statements set forth above are true and correct, and the Preliminary Statements shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Preliminary Statements, has the meaning assigned to it in the Intercreditor Agreement.
3.2.    Except as specifically amended herein, the Intercreditor Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Intercreditor Agreement, or any other document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Intercreditor Agreement, any reference in any of such items to the Intercreditor Agreement being sufficient to refer to the Intercreditor Agreement as amended hereby.
3.3.    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
3.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Either of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to conflicts of law principles.
[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Intercreditor Agreement is entered into as of the date and year first above written.
BANK HAPOALIM B.M., as Collateral Agent for the Lion Oil First Lien Lenders
By
Name
Title

FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent for the Logistics Lenders
By
Name
Title